March 3, 1997



Vicorp Restaurants, Inc.
400 West 48th Avenue
Denver, Colorado 80216

Attention:  Stanley Ereckson, Jr.

       Re: First Amendment and Waiver to Multi-Bank Agreement and Single Bank Agreement

Ladies and Gentlemen:

      Reference is made to (a) that certain $35,000,000
Credit Agreement dated as of October 31, 1996 (the "Multi-
Bank Agreement"), among Vicorp Restaurants, Inc.
("Borrower"), the financial institutions named therein as lenders ("Lenders"), and NationsBank of Texas, N.A.
("NationsBank"), as Agent for Lenders, and (b) that certain
$5,000,000 Credit Agreement dated as of October 31, 1996
(the "Single Bank Agreement") between Borrower and
NationsBank. Unless otherwise indicated, all capitalized terms herein are used as defined in the Multi-Bank
Agreement.

      Borrower has advised NationsBank and Lenders that (a) Borrower has established a payroll account (the "Payroll Account") with Wells Fargo Bank, N.A., pursuant to documentation which provides that Wells Fargo Bank, N.A., has a security interest in the monies in the Payroll Account
(the "Subject Transaction"), and (b) certain real property owned by Borrower has been the subject of an eminent domain condemnation proceeding (the "Condemnation Proceeding") which resulted in compensation to Borrower in the approximate amount of $1,100,000.

      Borrower has asked NationsBank and Lenders to consent to the Subject Transaction, and to amend, modify and waive certain provisions of Section 7.02 of the Multi-Bank Agreement and
Section 6.02 of the Single-Bank Agreement relating to the Subject
Transaction, the Condemnation Proceeding and certain other matters. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, NationsBank and Lenders agree as follows:


     1.  Amendments.

           a.  Section 7.02(a)(ii)(D) of the Multi-Bank
     Agreement and Section 6.02 of the Single Bank Agreement regarding Liens, is hereby amended by deleting
     "$20,000,000" in the last line of such Section and inserting in lieu thereof "$24,000,000".

           b. Section 7.02(e) of the Multi-Bank Agreement and Section 6.02 of the Single Bank Agreement regarding Guarantees is hereby amended by deleting the word "and" prior to subclause (ii) thereof, and adding a new subclause (iii) at the end of such section, as follows:

           "and (iii) existing guarantees as disclosed on
           Schedule 7.02(b)."

           c. Schedule 7.02(b) of the Multi-Bank Agreement is hereby amended by deleting such schedule in its entirety and inserting in lieu thereof the new Schedule
     7.02(b) attached hereto.

     2.  Consent and Waivers.

           a.  NationsBank and Lenders consent to the
     Subject Transaction and agree not to enforce any of their rights or remedies under Section 7.02(a)(ii) of the Multi-Bank Agreement and Section 6.02 the Single Bank Agreement relating to a prohibition against certain Liens on Borrower's property that will be created as a result of Borrower's entry into the Subject Transaction; provided that on any given day the balance in the Payroll Account may never exceed $500,000, and the total amount on deposit less the amount subject to payment orders issued by Borrower shall never exceed $10,000.

           b. NationsBank and Lenders agree not to enforce any of their rights and remedies under Section
     7.02(h)(ii)(C) of the Multi-Bank Agreement and Section
     6.02 of the Single Bank Agreement relating to a mandatory prepayment in the event of certain asset dispositions that will otherwise be required as a result of the Condemnation Proceeding.

      3. No Waiver of Defaults. Borrower agrees that this letter does not constitute a wavier of, or a consent to, any present or future violation of or noncompliance with any provision of any Loan Document, or a wavier of NationsBank's and Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents, and the Loan Documents shall continue to be binding upon, and inure to the benefit of, Borrower, NationsBank and Lenders and their respective successors and assigns.

       4. Representations and Warranties. Borrower represents and warrants to NationsBank and Lenders that (a) the execution and delivery of this letter have been authorized by all requisite corporate action on its part and will not violate its organization documents, (b) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that (i) such representations and warranties speak to a specific date or
(ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents or this letter), and (c) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party (except for noncompliance permitted by this letter).

      5. Loan Document; Effect. This letter is a Loan Document, and, therefore, this letter is subject to the applicable provisions of Article IX of the Multi-Bank Agreement and Article VIII of the Single Bank Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Except as affected by this letter, the Loan Documents are unchanged and continue in full force and effect. Borrower agrees that all Loan Documents to which it is a party remain in full force and effect and continue to evidence its legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this letter). Borrower hereby releases NationsBank and Lenders from any liability for actions or failures to act in connection with the Loan Documents prior to the date hereof. This letter shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

       6. Multiple Counterparts. This letter may be executed in more than one counterpart, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      7. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to NationsBank and Lenders rendered in connection with the preparation, negotiation and execution of this letter.

      8.  Final Agreement.  THE LOAN DOCUMENTS, AS AMENDED
HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE
PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     This letter shall not become effective unless and until NationsBank receives copies executed by Borrower, NationsBank and each Lender in the spaces provided below.

      If you are in agreement with the foregoing, please so indicate by executing the enclosed counterparts of this letter in the spaces provided below and returning them to NationsBank to the attention of the officer named below.


Very truly yours,


NATIONSBANK OF TEXAS, N.A.          COLORADO NATIONAL BANK


By: /s/ Kimberly Knop               By: /s/ Andres C. Koeneke
   _________________________           _______________________________
        Kimberly  Knop                      Andres C. Koeneke
        Vice President                      Vice President


AGREED AND ACCEPTED:

VICORP RESTAURANTS, INC.


By:    /s/ Michael R. Kinnen
       ____________________________________
Name:      Michael R. Kinnen
       __________________________________
Title:  Vice President/Treasurer
       _________________________________



                      SCHEDULE 7.02(b)
                   PERMITTED EXISTING DEBT
               ______________________________

1. Promissory note of VICORP Restaurants, Inc. in the original principal amount of $249,642.00 dated January
     16, 1996 payable to the Morton A. Ives Trust.

2. Existing capital lease obligations totaling $10,928,000 as of 7/31/96 (per attached)

3.   Existing Guarantees totaling $5,976,727 (per attached)

4. Existing Guarantees of obligations relating to properties previously disposed of not exceeding $4,000,000